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                                                    EXHIBIT 10(b)


             ONEIDA SILVERSMITHS DIVISION MANAGEMENT INCENTIVE PLAN


- Approximately 73 key Senior Executive, Senior Managers and Managers from the Oneida Silversmiths Division participate in the Management Incentive Plan. The eligibility criteria for the Plan are listed on the table below.

- Each executive and managers' incentive target payout is based upon his or her location within the following three ranges:

            RANGE                 INCENTIVE TARGETS

    1.   Senior Executive         $30,000 - $90,000
    2.   Senior Manager           $20,000 - $30,000
    3.   Manager                  $ 6,000 - $20,000


- The plan target for fiscal 2000 is:

    Measure                      Weighting                FY 2000 Goal
Operating Income                   100%                   $37,500,000

- A minimum of 50% of each executive and manager's target amount is paid if 50% of the FY Goal is achieved. A maximum of 150% of each executive and manager's target amount is paid if 150% of the FY Goal is achieved. Points in between are determined arithmetically.

- Division management, with the approval of the Corporate CEO and COO, has the discretion to increase or decrease an individual executive or manager's final
payout  based  upon   personal performance.

- The Corporate CEO and COO have the authority to adjust the calculation of Operating Income in recognition of extraordinary or non-recurring events or because of changes in methods of accounting during the fiscal year.

- Executives and managers in the Management Incentive Plan do not participate in Oneida Ltd.'s Profit Sharing Plan.

- The fiscal 2000 management incentive will be paid in March 2000, and participants must be on the active payroll on the last day of the Fiscal Year in order to receive payment. In the event of illness, death or retirement during the fiscal year, the incentive will be paid on a pro-rata basis based on W-2 earnings for that year.

             MANAGEMENT INCENTIVE PLAN  ELIGIBILITY


QUALIFICATIONS        REQUIRE 1000 HRS            MUST BE ON ACTIVE
                          AT WORK              PAYROLL LAST DAY OF FY
_________________________________________________________________
Active Employee:             YES                           YES
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Retiree:                     NO                            NO
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Active Employee dies
during FY:                   NO                            NO
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Active Employee disabled
during FY and dies before
end of FY:                   NO                            NO
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Active Employee on short-
term disability (less
than 6 mo.)                  YES, but*                     NO

*salary continuation counts as time worked
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Active Employee goes to
LTD during FY:               YES*                          NO

*if salary continuation + time worked = 6 months
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Disabled all year:           YES                           YES
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Workers' Comp:               NO                            NO
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